EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in this Registration Statement on Form S-3 of our report, dated February 2, 1995, relating to the financial statements of Polaris Industries Inc., and to the reference to our Firm under the captions "Experts" and "Selected Historical and Pro Forma Financial Data" in the Prospectus.

                                          MCGLADREY & PULLEN, LLP

                                             /S/ MCGLADREY & PULLEN, LLP
                                          ......................................

Minneapolis, Minnesota
April 24, 1995